UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07994

Western Asset Global Partners Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: August 31

Date of reporting period: November 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FORM N-Q

NOVEMBER 30, 2013

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 90.8%
CONSUMER DISCRETIONARY - 14.0%
Auto Components - 0.6%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	170,000		$180,625
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	100,000	EUR	159,223	(a)(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	500,000	EUR	726,958	(a)(b)

Total Auto Components					1,066,806

Automobiles - 0.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	260,000		297,050	(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	120,000		135,300	(a)(b)

Total Automobiles					432,350

Diversified Consumer Services - 0.6%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	160,000	GBP	267,309
Laureate Education Inc., Senior Notes	9.250%	9/1/19	230,000		253,000	(a)(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		309,575	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	210,000		219,450	(a)

Total Diversified Consumer Services					1,049,334

Hotels, Restaurants & Leisure - 3.8%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	160,000		163,280	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	314,632		302,455	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	80,000		87,200	(b)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	370,000		403,300
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	90,000		81,000	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	800,000		772,500
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	320,000		366,400	(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	390,000		411,450	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	300,000		302,625	(a)(b)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	494,000	GBP	844,707
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	370,000		392,200	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	180,000		192,600	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	800,000		876,000	(a)(b)
MGM Resorts International, Senior Notes	5.875%	2/27/14	360,000		364,050
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	360,000		385,200	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	370,000		380,175	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	74,000		81,123	(a)(b)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	450,000		498,937	(b)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	8,000		7,995	(a)

Total Hotels, Restaurants & Leisure					6,913,197

Household Durables - 0.6%
APX Group Inc., Senior Secured Notes	6.375%	12/1/19	210,000		213,150
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	290,000		297,612
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	350,000		378,000
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	230,000		227,700	(a)

Total Household Durables					1,116,462

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Media - 5.0%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000		$131,100	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	960,000		1,003,200	(b)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	110,000	EUR	159,408	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	144,916	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	210,000		218,400
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	110,000		113,850
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	30,000		31,500
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	120,000		129,900
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		31,350	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	285,000		331,313	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	390,000		422,175
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	80,000		82,200	(a)
Gray Television Inc., Senior Notes	7.500%	10/1/20	200,000		211,500	(a)
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	380,000		414,261	(b)
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	200,000		212,000	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	500,000	EUR	739,697	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	264,166		269,449	(a)(c)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	579,000		631,110	(a)(b)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	100,000	EUR	145,392	(a)(c)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	385,000		458,775
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	139,000		163,336
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	100,000	EUR	145,052	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	100,000	EUR	143,354	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	290,000		322,625	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	190,000		205,675	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	290,000		324,075	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	190,000		209,950	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	100,000	EUR	138,428	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	180,000		194,175	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	500,000	EUR	727,094	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	560,000		581,000	(a)

Total Media					9,036,260

Multiline Retail - 0.5%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	330,000		332,475
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	80,000		79,400	(b)
Neiman Marcus Group Ltd. Inc., Senior Notes	8.000%	10/15/21	30,000		30,975	(a)
Neiman Marcus Group Ltd. Inc., Senior Notes	8.750%	10/15/21	550,000		569,250	(a)(c)

Total Multiline Retail					1,012,100

Specialty Retail - 1.9%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	120,000	GBP	215,501	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	290,000		292,900	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	825,000	EUR	1,173,586	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	520,000		496,600
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	180,000		189,000	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	228,000		234,272	(b)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	60,000		61,726	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Specialty Retail - continued
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	460,000		$465,750	(a)(c)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	270,000		293,625	(a)(b)

Total Specialty Retail					3,422,960

Textiles, Apparel & Luxury Goods - 0.8%
Boardriders SA, Senior Notes	8.875%	12/15/17	700,000	EUR	1,008,230	(a)
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	130,000		131,300	(a)(c)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	290,000		290,725	(a)(b)

Total Textiles, Apparel & Luxury Goods					1,430,255

TOTAL CONSUMER DISCRETIONARY					25,479,724

CONSUMER STAPLES - 2.9%
Beverages - 0.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	170,000		179,775	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	260,000		276,900	(a)

Total Beverages					456,675

Food & Staples Retailing - 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	350,000		353,062	(a)

Food Products - 2.2%
Alicorp SAA, Senior Notes	3.875%	3/20/23	190,000		173,850	(a)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	400,000	GBP	721,608	(a)(b)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	460,000		493,925	(a)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	280,000		278,950	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	207,000	EUR	309,048	(a)(b)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	270,000		251,775	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	230,000		225,400	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	340,000		362,100	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	630,000		664,650	(a)(b)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	300,000		311,250	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	150,000		154,125	(a)

Total Food Products					3,946,681

Personal Products - 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	260,000		273,910	(a)(b)

Tobacco - 0.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	270,000		249,750	(a)

TOTAL CONSUMER STAPLES					5,280,078

ENERGY - 17.4%
Energy Equipment & Services - 1.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	170,000		183,600	(b)
CGG, Senior Notes	7.750%	5/15/17	420,000		434,175	(b)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	280,000		285,600
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	210,000		239,400	(a)(b)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	270,000		299,700	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	210,000		221,550	(a)
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	270,000		286,875	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	400,000		429,500	(b)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000		215,000	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	330,000		367,950	(b)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	260,000		253,825	(a)

Total Energy Equipment & Services					3,217,175

Oil, Gas & Consumable Fuels - 15.6%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	210,000		216,300
Arch Coal Inc., Senior Notes	7.000%	6/15/19	260,000		201,500

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Arch Coal Inc., Senior Notes	9.875%	6/15/19	160,000	$138,400
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	120,000	127,800
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	240,000	267,000	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	90,000	100,125	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	180,000	201,150
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	200,000	202,000	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	280,000	308,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	350,000	395,062
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	300,000	324,000	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	250,000	280,000	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000	524,400	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	554,642	549,096	(a)(c)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	250,000	264,062	(b)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	100,000	110,875	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	505,023	554,263	(a)(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	570,000	675,450	(b)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	269,000	285,140
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	550,000	533,500	(a)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	148,850
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	100,000	110,316	(b)(f)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.875%	12/15/17	271,152	284,710	(a)(c)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	260,000	265,850	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	410,000	428,934	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	360,000	383,400
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	270,000	275,400
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	130,000	139,100	(a)(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	320,000	356,000	(b)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	520,000	560,300
MEG Energy Corp., Senior Notes	7.000%	3/31/24	560,000	572,600	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	380,000	286,900
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	200,000	208,000	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	240,000	248,400	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	460,000	507,817	(a)(b)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	300,000	300,750	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	480,000	507,600	(a)(b)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	550,000	501,875	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	196,000	206,780	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	120,000	126,600	(a)(b)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000	338,250	(b)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	450,000	453,649	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000	853,271	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	3,980,000	4,825,750	(b)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	750,000	667,990
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000	497,250	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,555,000	1,741,003	(a)(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000	364,225	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	110,000	116,050	(a)(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	570,000	546,487	(a)(b)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	380,000	324,900	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	450,000	483,750	(a)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	10,000	10,700	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	270,000		$318,600	(a)(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	530,000		524,854	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	880,000		1,012,000	(a)(b)
Samson Investment Co., Senior Notes	10.500%	2/15/20	770,000		836,412	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	420,000		431,550	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	100,000		102,500
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	210,000		226,800	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	280,000		272,650	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	130,000		120,900	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	150,000		157,500	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	540,000		372,600	(a)

Total Oil, Gas & Consumable Fuels					28,277,946

TOTAL ENERGY					31,495,121

FINANCIALS - 6.6%
Capital Markets - 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000		333,731	(b)

Commercial Banks - 2.6%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	470,000		625,107	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,000,000		1,053,750
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	390,000		444,600	(a)(b)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	940,000		967,939	(a)(b)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	330,000		328,482	(a)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/13	200,000		210,500	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	410,000		419,509	(b)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	370,000		375,974
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	150,000		164,006
Santander Issuances SAU, Notes	5.911%	6/20/16	200,000		211,825	(a)

Total Commercial Banks					4,801,692

Consumer Finance - 0.9%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	160,000		192,800	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	599,649	(a)(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	250,000		292,188
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	240,000		273,300
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	140,000		145,600	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	120,000		128,100	(a)

Total Consumer Finance					1,631,637

Diversified Financial Services - 1.7%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	270,000		244,350	(f)(g)
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	70,000		78,225	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		1,176,000	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		107,100	(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	140,000		135,450	(f)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	270,000		276,075
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	250,000		260,625
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	310,000		335,962
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		541,250	(a)(b)(f)

Total Diversified Financial Services					3,155,037

Insurance - 0.8%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		570,904	(b)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		198,550	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Insurance - continued
ING Capital Funding Trust III, Junior Subordinated Bonds	3.848%	3/31/14	100,000		$100,000	(f)(g)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000		215,000	(a)(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		286,875	(a)(b)

Total Insurance					1,371,329

Real Estate Management & Development - 0.4%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	230,000		257,888	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	460,000		479,550	(a)

Total Real Estate Management & Development					737,438

TOTAL FINANCIALS					12,030,864

HEALTH CARE - 4.9%
Health Care Equipment & Supplies - 1.0%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	310,000		319,300
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	220,000		226,325	(a)(c)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	520,000		478,400
Ontex IV SA, Senior Notes	9.000%	4/15/19	300,000	EUR	442,934	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	200,000	EUR	295,289	(a)

Total Health Care Equipment & Supplies					1,762,248

Health Care Providers & Services - 3.3%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	305,000		372,100	(b)
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	50,000		51,875	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	540,000		589,950	(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	900,000		905,063	(b)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	380,000	GBP	640,149	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	300,000		325,125
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	430,000		470,850
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		179,200	(a)(b)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	620,000		664,175	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	550,000		584,375
Labco SAS, Senior Secured Notes	8.500%	1/15/18	100,000	EUR	144,913	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	350,000		131,250	(a)(h)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	360,000		376,200
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	320,000		348,000
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	280,000		293,125	(a)

Total Health Care Providers & Services					6,076,350

Pharmaceuticals - 0.6%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	660,000	EUR	1,010,255	(a)(b)

TOTAL HEALTH CARE					8,848,853

INDUSTRIALS - 12.7%
Aerospace & Defense - 1.4%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	470,000		458,837	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	230,000		257,600	(b)
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	536,000		548,730	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	170,000		182,750
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	650,000		706,875	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	190,000		207,100	(b)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	130,000		126,100	(a)(b)

Total Aerospace & Defense					2,487,992

Airlines - 1.5%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	130,000		130,000	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	300,000		316,500	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Airlines - continued
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	147,045		$154,765	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	877,000		883,578	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	89,033		100,607	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	400,000	GBP	719,279	(a)(b)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	21,939		23,573
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	210,000		212,100
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	3,048		3,368
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	170,000		175,950
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	12,975		13,147	(b)

Total Airlines					2,732,867

Building Products - 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	230,000		225,975	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000		210,750	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	279,000	EUR	432,180	(a)(b)

Total Building Products					868,905

Commercial Services & Supplies - 1.7%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	460,000		488,175	(b)
Garda World Security Corp., Senior Notes	7.250%	11/15/21	80,000		81,600	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	200,000		231,000	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	650,000		689,000
Monitronics International Inc., Senior Notes	9.125%	4/1/20	60,000		63,600	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	180,000		205,650	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	396,000		435,600	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	129,000		141,900	(a)(b)
TMS International Corp., Senior Notes	7.625%	10/15/21	120,000		127,500	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	418,000		470,250	(b)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	90,000		100,800

Total Commercial Services & Supplies					3,035,075

Construction & Engineering - 1.4%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	350,000		372,750	(a)
Astaldi SpA, Senior Bonds	7.125%	12/1/20	160,000	EUR	217,408	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	310,000		319,300	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	260,000		254,800	(a)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	273,000		268,223	(a)(b)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	200,000		196,500	(a)(b)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,140,000		986,100	(a)

Total Construction & Engineering					2,615,081

Electrical Equipment - 0.3%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	230,000		244,950	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	200,000		211,500	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	142,654	(a)

Total Electrical Equipment					599,104

Industrial Conglomerates - 0.2%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	40,000		44,500
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	370,000		382,259	(a)(b)

Total Industrial Conglomerates					426,759

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Machinery - 1.8%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	620,000		$664,950	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	460,000		463,450	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	280,000		314,300
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	729,000	EUR	1,088,384	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	170,000	EUR	256,983	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	150,000	EUR	226,750	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	200,000		213,500	(a)(b)

Total Machinery					3,228,317

Marine - 0.6%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	388,785		353,794	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	216,000		216,810
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	310,000		315,425	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	200,000		214,500	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	40,000		42,650	(a)

Total Marine					1,143,179

Road & Rail - 1.2%
Flexi-Van Leasng Inc., Senior Notes	7.875%	8/15/18	270,000		287,550	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	711,225		739,674	(c)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	144,044	(a)
Jack Cooper Finance Co., Senior Secured Notes	9.250%	6/1/20	150,000		161,813	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	330,000		355,987	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	414,000		460,575	(b)

Total Road & Rail					2,149,643

Trading Companies & Distributors - 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	410,000		449,975

Transportation - 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	1,090,000		1,060,025	(a)(b)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	410,000		435,625	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	450,000		447,750	(a)(c)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	370,000		385,725	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	290,000		290,725	(a)

Total Transportation					2,619,850

Transportation Infrastructure - 0.4%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	300,000		319,875	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	180,000		191,925	(a)
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	260,000		261,300	(a)

Total Transportation Infrastructure					773,100

TOTAL INDUSTRIALS					23,129,847

INFORMATION TECHNOLOGY - 1.9%
Electronic Equipment, Instruments & Components - 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	222,164	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Internet Software & Services - 0.3%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	250,000		$291,875
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	220,000		243,650	(b)

Total Internet Software & Services					535,525

IT Services - 0.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	70,000		69,300	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	480,000		565,200
First Data Corp., Senior Secured Notes	6.750%	11/1/20	140,000		147,350	(a)

Total IT Services					781,850

Semiconductors & Semiconductor Equipment - 0.3%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	214,000		218,815	(b)
STATS ChipPAC Ltd., Senior Notes	4.500%	3/20/18	259,000		259,000	(a)

Total Semiconductors & Semiconductor Equipment					477,815

Software - 0.8%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	230,000		241,500	(a)
Healthcare Technology Intermediate Inc., Senior Notes	7.375%	9/1/18	370,000		382,025	(a)(c)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	280,000		293,300	(a)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	400,000	EUR	567,707	(a)

Total Software					1,484,532

TOTAL INFORMATION TECHNOLOGY					3,501,886

MATERIALS - 15.9%
Chemicals - 1.4%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	235,000		222,075	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	540,000		580,500	(a)(b)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	198,729	EUR	273,408	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	118,000	EUR	172,163	(a)(b)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	180,000	EUR	282,495	(a)(b)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	120,000	EUR	188,330	(a)(b)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	260,000		250,250	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.000%	12/1/18	40,000		41,600	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	211,000	EUR	302,476	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	120,000	EUR	172,024	(a)

Total Chemicals					2,485,321

Construction Materials - 1.0%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	220,000		201,300	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	560,000		623,000	(a)(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000		445,000	(a)(b)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	500,000		550,000	(a)

Total Construction Materials					1,819,300

Containers & Packaging - 2.3%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,000,000	EUR	1,481,093	(a)(b)
BOE Intermediate Holding Corp., Senior Notes	9.000%	11/1/17	115,005		119,030	(a)(c)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	400,000		404,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	40,000		37,000
Pactiv LLC, Senior Notes	7.950%	12/15/25	330,000		305,250
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	510,000		546,975
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	450,000		478,125
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	240,000		238,800	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	610,000		645,838	(a)(b)

Total Containers & Packaging					4,256,111

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - 9.7%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	230,000		$242,075
ArcelorMittal, Senior Notes	5.000%	2/25/17	210,000		223,913
ArcelorMittal, Senior Notes	6.000%	3/1/21	450,000		474,187
ArcelorMittal, Senior Notes	6.750%	2/25/22	10,000		10,888
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	260,000		245,700	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	50,000		50,677
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	840,000		883,206
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	670,000		680,050
CSN Resources SA, Senior Bonds	6.500%	7/21/20	270,000		272,160	(a)(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000		252,000	(a)(b)
Evraz Group SA, Notes	8.250%	11/10/15	130,000		139,763	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	1,110,000		1,110,000	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	540,000		596,025	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	82,000		85,126	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	190,000		197,838	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	470,000		527,575	(a)(b)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	270,000		251,100	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	380,000		319,200	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	320,000		80,000	(a)(h)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	290,000		286,375
New World Resources NV, Senior Notes	7.875%	1/15/21	350,000	EUR	200,936	(a)
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	140,000		120,050	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	260,000		287,950	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	170,000		189,550	(a)(b)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	420,000		432,600	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000		342,479	(b)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	420,000		442,575
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	410,000		367,975	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	200,000		214,000	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	290,000	EUR	421,931	(a)(c)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	300,000		297,000	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000		216,768	(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000		701,786	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	460,000		372,964
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	500,000		422,500	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	150,000		163,500
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	140,000		147,000	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	150,000		145,500	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	230,000		239,200
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	310,000		347,200	(b)
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,277,000		2,342,220	(b)(i)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	630,000		611,594
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	627,000		630,135	(a)(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	450,000		468,000	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000		111,250	(a)(b)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	450,000		434,250	(a)

Total Metals & Mining					17,598,771

Paper & Forest Products - 1.5%
Appvion Inc., Secured Notes	9.000%	6/1/20	730,000		715,400	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Paper & Forest Products - 1.5%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	407,000		$492,582
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	62,000		72,046	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	160,000		158,354
Inversiones CMPC SA, Notes	4.750%	1/19/18	250,000		263,958	(a)(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	200,000		187,795	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	190,000		181,729	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	380,000		346,750	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	189,000		132,300
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	60,000		62,850
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	234,000		106,470

Total Paper & Forest Products					2,720,234

TOTAL MATERIALS					28,879,737

TELECOMMUNICATION SERVICES - 8.8%
Diversified Telecommunication Services - 5.3%
Axtel SAB de CV, Senior Secured Notes, Step Bond	7.000%	1/31/20	1,224,000		1,162,800	(a)
CenturyLink Inc., Senior Notes	6.750%	12/1/23	250,000		256,094
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	50,000		45,500	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	380,000		416,100	(a)(b)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	200,000		196,420	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	150,000		156,750	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	760,000		834,100	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	150,000		165,562	(b)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	620,000		595,975	(a)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	600,000		675,000	(b)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	90,000		91,575	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	220,000		232,925	(a)(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	380,000		356,250	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	90,000		89,888
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	410,000		433,575	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000		532,800	(a)(b)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	474,355	(a)(b)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	180,000	EUR	284,613	(a)(b)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	390,000		416,992
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	200,000		212,750	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,152,109		1,195,313	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	270,000		277,762	(b)
Windstream Corp., Senior Notes	6.375%	8/1/23	610,000		585,600

Total Diversified Telecommunication Services					9,688,699

Wireless Telecommunication Services - 3.5%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	340,000		388,843	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000		582,525	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	340,000	EUR	479,548	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	330,000	GBP	570,353	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,865,000		2,014,200	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	630,000		763,875	(a)(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	590,000		647,525	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	315,000		345,712	(b)
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	120,000		127,650
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	100,000		102,125
T-Mobile USA Inc., Senior Notes	6.731%	4/28/22	90,000		94,163
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000		209,380	(a)(b)

Total Wireless Telecommunication Services					6,325,899

TOTAL TELECOMMUNICATION SERVICES					16,014,598

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
UTILITIES - 5.7%
Electric Utilities - 1.6%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000		726,000	(b)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	200,000		199,000	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	330,000		349,940
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	78,619		80,978
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	550,000		566,500	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000		309,400	(a)(b)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	343,685		393,519	(h)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	200,000		187,106	(a)

Total Electric Utilities					2,812,443

Gas Utilities - 0.8%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	200,000		183,500	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000		90,218	(b)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000		355,575	(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	440,000		387,200	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	470,000		485,275	(a)(b)

Total Gas Utilities					1,501,768

Independent Power Producers & Energy Traders - 3.2%
AES Gener SA, Notes	5.250%	8/15/21	250,000		254,532	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	270,000		278,100	(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	432,000		475,200	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	390,000		422,729	(a)(b)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	8/11/16	280,000		0	(e)(j)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	1,340,000		1,380,200	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	630,000		672,525
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	390,000		429,000	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	370,000		382,950	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,430,000		1,508,650	(b)

Total Independent Power Producers & Energy Traders					5,803,886

Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000		233,000	(a)(b)

TOTAL UTILITIES					10,351,097

TOTAL CORPORATE BONDS & NOTES (Cost - $156,990,877)					165,011,805

CONVERTIBLE BONDS & NOTES - 0.1%
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost - $208,696)	7.000%	1/31/20	1,395,900	MXN	150,532	(a)

SENIOR LOANS - 1.5%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.4%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	300,000		305,250	(k)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	508,333		561,708	(k)

Total Hotels, Restaurants & Leisure					866,958

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	140,000		$136,136	(k)

TOTAL CONSUMER DISCRETIONARY					1,003,094

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	130,000		129,350	(k)

ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	30,000		29,906	(k)

Oil, Gas & Consumable Fuels - 0.1%
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	79,600		81,590	(k)

TOTAL ENERGY					111,496

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc., Exit Term Loan	—	10/10/16	250,000		246,250	(e)(l)

INDUSTRIALS - 0.3%
Machinery - 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	500,000		515,000	(k)

MATERIALS - 0.4%
Chemicals - 0.4%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	300,000	EUR	427,003	(k)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	230,000		238,050	(k)

TOTAL MATERIALS					665,053

TOTAL SENIOR LOANS (Cost - $2,543,503)					2,670,243

SOVEREIGN BONDS - 31.1%
Argentina - 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	140,000		136,985

Brazil - 4.1%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	5.750%	9/26/23	220,000		220,550	(a)
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	665,000	BRL	285,042
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	8,035,000	BRL	3,256,890
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	832,000	BRL	314,240
Federative Republic of Brazil, Senior Notes	8.000%	1/15/18	1,814,000		2,022,610	(i)
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	420,000		447,300	(b)
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	950,000		894,188

Total Brazil					7,440,820

Chile - 0.9%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	250,000		251,382	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	490,000		485,998	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	500,000		456,100	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	412,000		435,175	(b)

Total Chile					1,628,655

Colombia - 1.7%
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,150,000		2,633,750	(b)(i)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Colombia - continued
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		$191,700	(b)
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		309,187	(b)

Total Colombia					3,134,637

Croatia - 0.6%
Republic of Croatia, Notes	5.500%	4/4/23	550,000		529,512	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	260,000		276,640	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	210,000		202,178	(a)

Total Croatia					1,008,330

Hungary - 0.5%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	928,000		919,973

Indonesia - 1.7%
Republic of Indonesia, Notes	3.750%	4/25/22	720,000		656,100	(a)(b)
Republic of Indonesia, Notes	5.250%	1/17/42	1,790,000		1,512,550	(a)(b)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	100,000		112,750	(a)(b)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	775,000		788,562	(a)(b)

Total Indonesia					3,069,962

Lithuania - 0.7%
Republic of Lithuania, Senior Notes	7.375%	2/11/20	240,000		291,600	(a)(b)
Republic of Lithuania, Senior Notes	6.125%	3/9/21	860,000		983,195	(a)(b)

Total Lithuania					1,274,795

Mexico - 3.0%
Mexican Bonos, Bonds	8.000%	6/11/20	23,008,500	MXN	1,995,516
Mexican Bonos, Bonds	6.500%	6/9/22	3,760,200	MXN	295,570
Mexican Bonos, Bonds	10.000%	12/5/24	4,800,000	MXN	476,737
Mexican Bonos, Bonds	8.500%	11/18/38	12,990,000	MXN	1,093,890
United Mexican States, Senior Notes	5.125%	1/15/20	220,000		245,300
United Mexican States, Senior Notes	3.625%	3/15/22	1,030,000		1,023,305
United Mexican States, Senior Notes	4.000%	10/2/23	160,000		158,760
United Mexican States, Senior Notes	4.750%	3/8/44	210,000		185,430

Total Mexico					5,474,508

Panama - 0.3%
Republic of Panama, Senior Bonds	6.700%	1/26/36	459,000		511,785	(b)

Peru - 1.5%
Republic of Peru, Bonds	6.550%	3/14/37	321,000		364,335	(b)
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		1,521,000	(i)
Republic of Peru, Senior Bonds	8.750%	11/21/33	490,000		686,000	(b)
Republic of Peru, Senior Bonds	5.625%	11/18/50	209,000		207,433	(b)

Total Peru					2,778,768

Philippines - 0.4%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	660,000		736,560	(b)
Poland - 1.6%
Republic of Poland, Senior Notes	6.375%	7/15/19	900,000		1,057,500	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	500,000		546,250	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	1,270,000		1,365,885	(b)

Total Poland					2,969,635

Russia - 5.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	756,000		809,865	(a)(b)
Russian Federal Bond, Bonds	7.400%	6/14/17	63,906,000	RUB	1,966,546
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23	400,000		410,000	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	12.750%	6/24/28	42,000		71,715	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Russia - continued
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	2,822,463	$3,307,926	(a)(i)
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	2,600,000	2,577,250	(a)

Total Russia				9,143,302

South Africa - 0.1%
Republic of South Africa, Senior Notes	5.875%	9/16/25	260,000	271,180

Turkey - 3.6%
Republic of Turkey, Notes	6.750%	5/30/40	25,000	25,812	(b)
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000	900,594	(b)
Republic of Turkey, Senior Notes	6.875%	3/17/36	5,296,000	5,534,320	(i)

Total Turkey				6,460,726

Venezuela - 5.3%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	3,733,000	3,621,010	(b)
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	5,296,000	4,422,160	(a)(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,982,000	1,422,085	(i)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	233,000	152,615

Total Venezuela				9,617,870

TOTAL SOVEREIGN BONDS (Cost - $58,426,374)				56,578,491

			SHARES
COMMON STOCKS - 2.6%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			19,194	38,388	*(d)(e)

Household Durables - 0.0%
William Lyon Homes, Class A Shares			750	16,312	*

TOTAL CONSUMER DISCRETIONARY				54,700

ENERGY - 0.4%
Energy Equipment & Services - 0.4%
KCAD Holdings I Ltd.			77,972,021	683,269	*(d)(e)

FINANCIALS - 1.6%
Diversified Financial Services - 1.5%
Citigroup Inc.			50,751	2,685,743

Real Estate Management & Development - 0.1%
Realogy Holdings Corp.			3,757	178,044	*(d)(e)
Realogy Holdings Corp.			1,130	53,551	*

Total Real Estate Management & Development				231,595

TOTAL FINANCIALS				2,917,338

INDUSTRIALS - 0.6%
Building Products - 0.0%
Nortek Inc.			224	16,361	*

Marine - 0.6%
DeepOcean Group Holding AS			26,137	797,738	*(d)(e)
Horizon Lines Inc., Class A Shares			170,006	175,106	*

Total Marine				972,844

TOTAL INDUSTRIALS				989,205

TOTAL COMMON STOCKS (Cost - $4,140,256)				4,644,512

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

SECURITY	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $60,000)	6.000%		2,400	$60,600

PREFERRED STOCKS - 0.7%
FINANCIALS - 0.7%
Consumer Finance - 0.7%
GMAC Capital Trust I (Cost - $1,085,701)	8.125%		43,913	1,178,625	(f)

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	9,125	226,984
Jack Cooper Holdings Corp.		12/15/17	496	65,720	*
Jack Cooper Holdings Corp.		5/6/18	228	30,210	*

TOTAL WARRANTS (Cost - $12,465)				322,914

TOTAL INVESTMENTS - 127.0% (Cost - $223,467,872#)				230,617,722
Liabilities in Excess of Other Assets - (27.0)%				(48,977,850)

TOTAL NET ASSETS - 100.0%				$181,639,872

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Illiquid security.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	The coupon payment on these securities is currently in default as of November 30, 2013.

(i)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(j)	Value is less than $1.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of November 30, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
Schedule of investments (unaudited) (cont’d)	November 30, 2013

Summary of Investments by Country **

United States	39.4%
Mexico	7.4
Brazil	7.2
Russia	6.3
United Kingdom	4.3
Venezuela	4.3
Luxembourg	3.2
Turkey	2.9
Colombia	2.7
Indonesia	2.2
Germany	2.1
Peru	1.6
Chile	1.6
France	1.5
Poland	1.5
Italy	1.3
South Africa	1.0
India	0.9
Spain	0.9
Australia	0.8
Malaysia	0.8
Netherlands	0.7
Lithuania	0.6
Canada	0.5
Norway	0.4
Croatia	0.4
Hungary	0.4
China	0.4
United Arab Emirates	0.3
Belgium	0.3
Philippines	0.3
Switzerland	0.3
Argentina	0.3
Qatar	0.2
Sweden	0.2
Panama	0.2
Trinidad and Tobago	0.2
Marshall Islands	0.1
Hong Kong	0.1
Singapore	0.1
Czech Republic	0.1

100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of November 30, 2013 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$164,160,254	$851,551	$165,011,805
Convertible bonds & notes	—	150,532	—	150,532
Senior loans	—	2,423,993	246,250	2,670,243
Sovereign bonds	—	56,578,491	—	56,578,491
Common stocks:
Consumer discretionary	$16,312	—	38,388	54,700
Energy	—	—	683,269	683,269
Financials	2,917,338	—	—	2,917,338
Industrials	191,467	—	797,738	989,205
Convertible preferred stocks	60,600	—	—	60,600
Preferred stocks	1,178,625	—	—	1,178,625
Warrants	—	322,914	—	322,914

Total investments	$4,364,342	$223,636,184	$2,617,196	$230,617,722

Other financial instruments:
Forward foreign currency contracts	—	$175,173	—	$175,173

Total	$4,364,342	$223,811,357	$2,617,196	$230,792,895

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$230,417	—	$230,417
Centrally cleared credit default swaps on credit indices - buy protection‡	—	50,752	—	50,752

Total	—	$281,169	—	$281,169

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			COMMON STOCKS
INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	SENIOR LOANS	CONSUMER DISCRETIONARY	ENERGY	INDUSTRIALS	WARRANTS	TOTAL
Balance as of August 31, 2013	$851,532	—	$38,388	$656,057	$733,927	$88,417	$2,368,321
Accrued premiums/discounts	7,862	—	—	—	—	—	7,862
Realized gain (loss)(1)	—	—	—	—	—	89,314	89,314
Change in unrealized appreciation (depreciation)(2)	(11,714)	—	—	27,212	63,811	(88,417)	(9,108)
Purchases	163,184	$246,250	—	—	—	—	409,434
Sales	(159,313)	—	—	—	—	(89,314)	(248,627)

Balance as of November 30, 2013	$851,551	$246,250	$38,388	$683,269	$797,738	—	$2,617,196

Net change in unrealized appreciation (depreciation) for investments in securitiesstill held at November 30, 2013(2)	$(160,125)	—	—	$27,212	$63,811	—	$(69,102)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Notes to Schedule of Investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At November 30, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended November 30, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider

Notes to Schedule of Investments (unaudited) (continued)

credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Schedule of Investments (unaudited) (continued)

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2013, the Fund held forward foreign currency contracts and centrally cleared credit default swaps with credit related contingent features which had a liability position of $230,417. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At November 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,859,012
Gross unrealized depreciation	(8,709,162)

Net unrealized appreciation	$7,149,850

Transactions in reverse repurchase agreements for the Fund during the period ended November 30, 2013 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$ 14,601,977	0.75%	$ 22,366,860

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.20% to 1.00% during the period ended November 30, 2013. Interest expense incurred on reverse repurchase agreements totaled $27,071.

Notes to Schedule of Investments (unaudited) (continued)

At November 30, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Credit Suisse	0.75%	8/1/2013	TBD	*	$9,406,829
Credit Suisse	0.85%	6/26/2013	TBD	*	3,490,520
JPMorgan Chase & Co.	0.20%	6/14/2013	TBD	*	880,800
JPMorgan Chase & Co.	1.00%	6/14/2013	TBD	*	827,500

					$14,605,649

* TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On November 30, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $16,929,085.

At November 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	Citibank N.A.	667,401	$282,991	1/15/14	$135
Euro	UBS AG	500,000	679,449	2/18/14	3,771
Euro	UBS AG	200,000	271,780	2/18/14	3,414
Euro	UBS AG	180,000	244,602	2/18/14	700

					8,020

Contracts to Sell:
Brazilian Real	Citibank N.A.	9,153,000	3,881,056	1/15/14	167,153
British Pound	Citibank N.A.	1,063,613	1,739,387	2/18/14	(34,884)
British Pound	UBS AG	551,367	901,681	2/18/14	(17,620)
Euro	BNP Paribas SA	1,427,030	1,939,189	2/18/14	(11,410)
Euro	Citibank N.A.	3,604,358	4,897,957	2/18/14	(79,056)
Euro	UBS AG	7,788,049	10,583,167	2/18/14	(87,447)
					(63,264)

Net unrealized loss on open forward foreign currency contracts					$(55,244)

At November 30, 2013, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$2,480,000	12/20/18	5.000% quarterly	$(176,017)	$(157,291)	$(18,726)
BNP Paribas (Markit CDX.NA.HY.21 Index)	4,370,000	12/20/18	5.000% quarterly	(310,159)	(278,133)	(32,026)

Total	$6,850,000			$(486,176)	$(435,424)	$(50,752)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Notes to Schedule of Investments (unaudited) (continued)

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at November 30, 2013.

	Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Foreign Exchange Risk	$175,173	$(230,417)	—	$(55,244)
Credit Risk	—	—	$(50,752)	(50,752)

Total	$175,173	$(230,417)	$(50,752)	$(105,996)

During the period ended November 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$1,323,109
Forward foreign currency contracts (to buy)	1,176,836
Forward foreign currency contracts (to sell)	23,472,864

Average Notional Balance
Credit default swap contracts (to buy protection)	$2,287,500

†	At November 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Partners Income Fund Inc.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	January 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	January 24, 2014

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	January 24, 2014